FORM OF
                                    AMENDMENT
                                       TO
                                SERVICE AGREEMENT
                                     BETWEEN
                               RYDEX SERIES FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                            DATED NOVEMBER 15, 2004,
                                   AS AMENDED

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                                FORM OF AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                                SERVICE AGREEMENT
                      DATED NOVEMBER 15, 2004, AS AMENDED,
                                     BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                            RYDEX FUND SERVICES, INC.

The following Amendment is made to Section 4 of the Amended and Restated Service Agreement between Rydex Series Funds (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), dated November 15, 2004, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

      Section 4 of the Agreement is amended, effective [___________, 2006], to read as follows:

      As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the "Assets") of each of the Trust's series for such month:

                U.S. GOVERNMENT BOND FUND

                         0.20% of Assets

                U.S. GOVERNMENT MONEY MARKET FUND

                         0.20% of Assets

                NOVA FUND

                         0.25% of Assets

                URSA FUND

                         0.25% of Assets

                OTC FUND

                         0.25% of Assets

                ARKTOS FUND

                         0.25% of Assets

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                JUNO FUND

                         0.25% of Assets

                NOVA MASTER FUND

                         0.0% of Assets

                URSA MASTER FUND

                         0.0% of Assets

                OTC MASTER FUND

                         0.0% of Assets

                ARKTOS MASTER FUND

                         0.0% of Assets

                JUNO MASTER FUND

                         0.0% of Assets

                MEDIUS MASTER FUND

                         0.0% of Assets

                UTILITIES MASTER FUND

                         0.0% of Assets

                INVERSE MID-CAP MASTER FUND

                         0.0% of Assets

                INVERSE SMALL-CAP MASTER FUND

                         0.0% of Assets

                LARGE-CAP EUROPE FUND

                         0.25% of Assets

                LARGE-CAP JAPAN FUND

                         0.25% of Assets

                MEKROS FUND

                         0.25% of Assets

                MEDIUS FUND

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                         0.25% of Assets

                LARGE-CAP VALUE FUND

                         0.25% of Assets

                LARGE-CAP GROWTH FUND

                         0.25% of Assets

                MID-CAP VALUE FUND

                         0.25% of Assets

                MID-CAP GROWTH FUND

                         0.25% of Assets

                INVERSE MID-CAP FUND

                         0.25% of Assets

                SMALL-CAP VALUE FUND

                         0.25% of Assets

                 SMALL-CAP GROWTH FUND

                         0.25% of Assets

                THE INVERSE SMALL-CAP FUND

                         0.25% of Assets

                ALL-CAP VALUE FUND

                         0.25% of Assets

                STRENGTHENING DOLLAR FUND

                         0.25% of Assets

                WEAKENING DOLLAR FUND

                         0.25% of Assets

                BANKING FUND

                         0.25% of Assets

                BASIC MATERIALS FUND

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                         0.25% of Assets

                BIOTECHNOLOGY FUND

                         0.25% of Assets

                CONSUMER PRODUCTS FUND

                         0.25% of Assets

                ELECTRONICS FUND

                         0.25% of Assets

                ENERGY FUND

                         0.25% of Assets

                ENERGY SERVICES FUND

                         0.25% of Assets

                FINANCIAL SERVICES FUND

                         0.25% of Assets

                HEALTH CARE FUND

                         0.25% of Assets

                INTERNET FUND

                         0.25% of Assets

                LEISURE FUND

                         0.25% of Assets

                PRECIOUS METALS FUND

                         0.25% of Assets

                REAL ESTATE FUND

                         0.25% of Assets

                RETAILING FUND

                         0.25% of Assets

                TECHNOLOGY FUND

                         0.25% of Assets

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                TELECOMMUNICATIONS FUND

                         0.25% of Assets

                TRANSPORTATION FUND

                         0.25% of Assets

                UTILITIES FUND

                         0.25% of Assets

                COMMODITIES FUND

                         0.25% of Assets

                SECTOR ROTATION FUND

                         0.25% of Assets

                CORE EQUITY FUND

                         0.25% of Assets

                ABSOLUTE RETURN STRATEGIES FUND

                         0.25% of Assets

                MARKET NEUTRAL FUND

                         0.25% of Assets

                HEDGED EQUITY FUND

                         0.25% of Assets

                S&P 500 FUND
                         0.25% of Assets

                RUSSELL 2000 FUND
                         0.25 of Assets

                EPT MODERATE FUND
                         X.XX% OF ASSETS

                EPT CONSERVATIVE FUND
                         X.XX% OF ASSETS

                EPT AGGRESSIVE FUND
                         X.XX% OF ASSETS

                ADDITIONS ARE NOTED IN BOLD.

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In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the [___ day of _________, 2006].

                                                  RYDEX SERIES FUNDS


                                                  By:  _________________________
                                                  Name:  Carl G. Verboncoeur
                                                  Title: President

                                                  RYDEX FUND SERVICES, INC.


                                                  By:  _________________________
                                                  Name:  Carl G. Verboncoeur
                                                  Title: President